Exhibit 99.1
Contact Information: Investor Relations 941-556-2601 investor-relations@roperind.com	Roper Industries, Inc.

Roper Industries Announces Record Fourth Quarter and Full Year 2014 Results

Sarasota, Florida, January 26, 2015 ... Roper Industries, Inc. (NYSE: ROP), a diversified technology company, reported financial results for the fourth quarter and full year ended December 31, 2014.

Roper reports results – including revenue, operating margin, net income and diluted earnings per share – on a GAAP and adjusted basis.  Adjusted measures are reconciled to the corresponding GAAP measures at the end of this release.

Fourth Quarter 2014

Fourth quarter GAAP diluted earnings per share (DEPS) were $1.84 and adjusted diluted earnings per share were $1.85, both 12% increases over last year.  GAAP revenue increased 6% to $946 million and adjusted revenue increased 7% to $948 million. Organic revenue increased 7% for the quarter.

GAAP operating margin increased 100 basis points over the prior year to 30.0% and adjusted operating margin increased to 30.1%, a 110 basis point gain.  EBITDA margin was a record 35.3% for the quarter.  Operating cash flow in the quarter was $261 million, an 11% increase over last year, and represented 140% conversion of GAAP net income.

Full Year 2014

Full year GAAP diluted earnings per share increased 19% to $6.40.  Adjusted diluted earnings per share were $6.42, a 14% increase over the prior year.  GAAP revenue was $3.55 billion, an increase of 10% over the prior year, and adjusted revenue was $3.55 billion, an increase of 9%.

GAAP operating margin increased 220 basis points to 28.2% and adjusted operating margin was also 28.2%, a 120 basis point increase over the prior year.  Operating cash flow was $840 million.  Free cash flow was $803 million and represented 23% of revenue.

"We were very pleased with our performance in the fourth quarter, which completed another terrific year for Roper," said Brian Jellison, Roper's Chairman, President and CEO.  "Our leading positions in favorable niche markets combined with outstanding execution by our businesses delivered record levels for sales, net earnings, EBITDA and cash flow."

Strata Acquisition

On Friday, January 23rd, Roper announced the acquisition of Strata Decision Technology, L.L.C., the leading cloud-based analytics platform for financial planning, decision support and continuous cost improvement for the healthcare industry.  Over 1,000 hospitals, including many of the largest and most influential healthcare delivery systems in the United States, subscribe to the Strata SaaS (software-as-a-service) platform.  Strata will become part of Roper's Medical segment.

2015 Outlook and Guidance

"We enter 2015 with positive momentum across our businesses," said Mr. Jellison. "We expect continued organic growth, led by our Medical and RF segments.  Our acquisition pipeline remains active and we expect to deploy over $1 billion in 2015."

Roper expects 2015 full year adjusted diluted earnings per share (DEPS) between $6.70 and $6.94 with first quarter DEPS between $1.47 and $1.53.  The company's guidance excludes future acquisitions or divestitures.

Use of Non-GAAP Financial Information

The company supplements its consolidated financial statements presented on a GAAP basis with certain non-GAAP financial information to provide investors with greater insight, increase transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making.  Reconciliation of non-GAAP measures to their most directly comparable GAAP measures are included in the accompanying financial schedules or tables.  The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures prepared in accordance with GAAP, and the financial results prepared in accordance with GAAP and reconciliations from these results should be carefully evaluated.

Table 1:  Revenue Growth Detail
	2014	2013	V %
Q4 GAAP Revenue	$946.1	$889.2	6%
Add: Purchase Accounting Adjustment to Acquired Deferred Revenue (SHP, FoodLink)	1.4
Q4 Adjusted Revenue	$947.5	$889.2	7%

Components of Adjusted Revenue Growth
Organic			7%
Acquisitions			2%
Foreign Exchange			(2%)
Total Growth			7%

Table 2:  Reconciliation of Q4 2014 GAAP DEPS to Adjusted DEPS
	2014	2013	V %
GAAP Diluted Earnings Per Share (DEPS)	$1.84	$1.65	12%
Add: Purchase Accounting Adjustment to Acquired Deferred Revenue (FoodLink, SHP), net of tax	$0.01
Add: Acquisition-Related Inventory Step-up Charge (IPA), net of tax	$0.00
Adjusted DEPS	$1.85	$1.65	12%

Table 3:  Reconciliation of 2014 GAAP DEPS to Adjusted DEPS
	2014	2013	V %
GAAP Diluted Earnings Per Share (DEPS)	$6.40	$5.37	19%
Add: Fair Value Adjustment to Acquired Deferred Revenue (Sunquest)		$0.05
Add: Acquisition-Related Revenue Adjustment (MHA)		$0.17
Add: Special Charge for Vendor-Supplied Component (Hansen)		$0.06
Add: Purchase Accounting Adjustment to Acquired Deferred Revenue (FoodLink, SHP)	$0.02
Add: Acquisition-Related Inventory Step-up Charge (IPA)	$0.01
Rounding	$(0.01)
Adjusted DEPS	$6.42	$5.65	14%

Table 4:  2014 Full Year Adjusted Revenue and Adjusted Operating Margin Reconciliation
	2014	2013	V% / V Bps
Full Year GAAP Revenue	$3,549.5	$3,238.1	+10%
Add: Fair Value Adjustment to Acquired Deferred Revenue (Sunquest)		7.0
Add: Acquisition-Related Revenue Adjustment (MHA)		26.4
Add: Purchase Accounting Adjustment to Acquired Deferred Revenue (SHP, FoodLink)	2.3
Adjusted Revenue (A)	$3,551.8	$3,271.5	+9%

GAAP Operating Profit	$999.5	$842.4
Add: Fair Value Adjustment to Acquired Deferred Revenue (Sunquest)		7.0
Add: Acquisition-Related Revenue Adjustment (MHA)		26.4
Add: Special Charge for Vendor-Supplied Component (Hansen)		9.1
Add: Purchase Accounting Adjustment to Acquired Deferred Revenue (SHP, FoodLink)	2.3
Add: Acquisition-Related Inventory Step-up Charge (IPA)	0.8
Rounding	0.1
Adjusted Operating (B)	1,002.7	884.9

GAAP Operating Margin	28.2%	26.0%	+220 bps

Adjusted Operating Margin (B) / (A)	28.2%	27.0%	+120 bps

Table 5:  Fourth Quarter Adjusted Revenue and Adjusted Operating Margin Reconciliation
	2014	2013	V bps
Q4 GAAP Revenue	$946.1	$889.2
Add: Purchase Accounting Adjustment to Acquired Deferred Revenue (SHP, FoodLink)	1.4
Q4 Adjusted Revenue (A)	$947.5	$889.2

Q4 GAAP Operating Profit	$283.7	$258.1
Add: Purchase Accounting Adjustment to Acquired Deferred Revenue (SHP, FoodLink)	1.4
Add: Acquisition-Related Inventory Step-up Charge (IPA)	0.4
Rounding	0.1
Adjusted Operating Profit (B)	$285.6	$258.1

GAAP Operating Margin	30.0%	29.0%	+100 bps

Adjusted Operating Margin (B) / (A)	30.1%	29.0%	+110 bps

Table 6:  Free Cash Flow
2014
Operating Cash Flow	$840.4
Less: Capital Expenditures	(37.6)
Free Cash Flow	$802.8

Table 7:  EBITDA Reconciliation
Q4 2014
GAAP Revenue	$946.1
Purchase Accounting Adjustment to Acquired Deferred Revenue (FoodLink, SHP)	1.4
Adjusted Revenue (A)	$947.5

GAAP Net Earnings	$185.9
Add: Depreciation	10.4
Add: Amortization	39.2
Add: Interest Expense	19.3
Add: Taxes	78.1
Purchase Accounting Adjustment to Acquired Deferred Revenue (FoodLink, SHP)	1.4
Acquisition-Related Inventory Step-up Charge (IPA)	0.4
Rounding	0.1
EBITDA (B)	$334. 8

EBITDA Margin (B) / (A)	35.3%

Conference Call to be Held at 8:30 AM (ET) Today

A conference call to discuss these results has been scheduled for 8:30 AM ET on Monday, January 26, 2015.  The call can be accessed via webcast or by dialing +1 888-395-3227 (US/Canada) or +1 719-325-2472, using confirmation code 9919388.  Webcast information and conference call materials will be made available in the Investors section of Roper's website (www.roperind.com) prior to the start of the call. The webcast can also be accessed directly by using the following URL http://www.videonewswire.com/event.asp?id=101389.  Telephonic replays will be available for up to two weeks by calling +1 719-457-0820 and using the access code 9919388.

About Roper Industries

Roper Industries is a diversified technology company and is a constituent of the S&P 500, Fortune 1000, and the Russell 1000 indices. Roper provides engineered products and solutions for global niche markets, including software information networks, medical, water, energy, and transportation. Additional information about Roper is available on the company's website at www.roperind.com.

The information provided in this press release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements may include, among others, statements regarding operating results, the success of our internal operating plans, and the prospects for newly acquired businesses to be integrated and contribute to future growth, profit and cash flow expectations.  Forward-looking statements may be indicated by words or phrases such as "anticipate," "estimate," "plans," "expects," "projects," "should," "will," "believes," "intends" and similar words and phrases.  These statements reflect management's current beliefs and are not guarantees of future performance.  They involve risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement. Such risks and uncertainties include our ability to integrate acquisitions and realize expected synergies.  We also face other general risks, including our ability to realize cost savings from our operating initiatives, general economic conditions, changes in foreign exchange rates, difficulties associated with exports, risks associated with our international operations, difficulties in making and integrating acquisitions, risks associated with newly acquired businesses, increased product liability and insurance costs, increased warranty exposure, future competition, changes in the supply of, or price for, parts and components, environmental compliance costs and liabilities, risks and cost associated with asbestos related litigation, potential write-offs of our substantial intangible assets, and risks associated with obtaining governmental approvals and maintaining regulatory compliance for new and existing products.  Important risks may be discussed in current and subsequent filings with the SEC.  You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

# # #

Roper Industries, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets (unaudited)
(Amounts in thousands)

	December 31,	December 31,
ASSETS	2014	2013

CURRENT ASSETS:
Cash and cash equivalents	$610,430	$459,720
Accounts receivable	511,538	519,075
Inventories	193,766	204,923
Unbilled receivable	96,409	86,945
Deferred taxes	54,199	64,464
Other current assets	45,763	38,210
Total current assets	1,512,105	1,373,337

PROPERTY, PLANT AND EQUIPMENT, NET	110,876	117,310

OTHER ASSETS:
Goodwill	4,710,691	4,549,998
Other intangible assets, net	1,978,729	2,039,136
Deferred taxes	27,496	28,773
Other assets	73,037	76,427
Total other assets	6,789,953	6,694,334

TOTAL ASSETS	$8,412,934	$8,184,981

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$143,847	$150,313
Accrued compensation	117,374	107,953
Deferred revenue	190,953	209,332
Other accrued liabilities	160,738	153,712
Income taxes payable	-	4,275
Deferred taxes	3,943	6,490
Current portion of long-term debt	11,092	11,016
Total current liabilities	627,947	643,091

NONCURRENT LIABILITIES:
Long-term debt	2,203,031	2,453,836
Deferred taxes	735,826	783,805
Other liabilities	90,770	91,199
Total liabilities	3,657,574	3,971,931

STOCKHOLDERS' EQUITY:
Common stock	1,021	1,013
Additional paid-in capital	1,325,338	1,229,233
Retained earnings	3,520,201	2,959,196
Accumulated other comprehensive earnings	(71,927)	43,083
Treasury stock	(19,273)	(19,475)
Total stockholders' equity	4,755,360	4,213,050

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$8,412,934	$8,184,981

Roper Industries, Inc. and Subsidiaries
Condensed Consolidated Statements of Earnings (unaudited)
(Amounts in thousands, except per share data)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2014	2013	2014	2013

Net sales	$946,145	$889,173	$3,549,494	$3,238,128
Cost of sales	380,404	355,953	1,447,595	1,355,200

Gross profit	565,741	533,220	2,101,899	1,882,928

Selling, general and administrative expenses	281,992	275,131	1,102,426	1,040,567

Income from operations	283,749	258,089	999,473	842,361

Interest expense	19,285	20,115	78,637	88,039
Other income/(expense)	(422)	(645)	620	(192)

Earnings from continuing operations before income taxes	264,042	237,329	921,456	754,130

Income taxes	78,106	71,626	275,423	215,837

Net Earnings	$185,936	$165,703	$646,033	$538,293

Earnings per share:
Basic	$1.86	$1.67	$6.47	$5.43
Diluted	$1.84	$1.65	$6.40	$5.37

Weighted average common and common
equivalent shares outstanding:
Basic	100,151	99,315	99,916	99,123
Diluted	101,122	100,380	100,884	100,209

Roper Industries, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows (unaudited)
(Amounts in thousands)

	Twelve months ended
	December 31,
	2014	2013

Net earnings	$646,033	$538,293
Non-cash items:
Depreciation	40,890	37,756
Amortization	156,394	151,434
Stock-based compensation expense	63,027	53,133
Income taxes	(46,619)	(6,427)
Changes in assets and liabilities:
Receivables	(10,709)	18,046
Inventory	6,349	(12,687)
Accounts payable	(5,070)	9,014
Accrued liabilities	(15,385)	14,291
Other, net	5,531	(300)
Cash provided by operating activities	840,441	802,553

Business acquisitions, net of cash acquired	(305,379)	(1,074,413)
Capital expenditures	(37,644)	(42,528)
Other, net	(5,082)	1,078
Cash used by investing activities	(348,105)	(1,115,863)

Principal debt borrowings	-	800,000
Principal debt payments	(561)	(503,702)
Revolver borrowings (payments), net	(250,000)	150,000
Debt issuance costs	-	(7,717)
Dividends	(79,859)	(49,092)
Excess tax benefit from share-based payment	21,081	11,709
Proceeds from stock-based compensation, net	10,463	7,944
Redemption premium on convertible debt	(1,518)	(9,124)
Other, net	2,290	3,615
Cash provided by (used in) financing activities	(298,104)	403,633

Effect of exchange rate changes on cash	(43,522)	(1,193)

Net increase in cash and equivalents	150,710	89,130
Cash and equivalents, beginning of period	459,720	370,590

Cash and equivalents, end of period	$610,430	$459,720

Roper Industries, Inc. and Subsidiaries
Selected Segment Financial Data (unaudited)
(Amounts in thousands and percents of net sales)

	Three months ended December 31,				Twelve months ended December 31,
	2014		2013		2014		2013
	Amount	%	Amount	%	Amount	%	Amount	%
Net sales:
Industrial Technology	$219,642		$199,098		$827,145		$779,564
Energy Systems & Controls	200,009		195,889		691,813		651,920
Medical & Scientific Imaging	286,410		256,542		1,080,309		902,281
RF Technology	240,084		237,644		950,227		904,363
Total	$946,145		$889,173		$3,549,494		$3,238,128

Gross profit:
Industrial Technology	$111,104	50.6%	$101,873	51.2%	$417,568	50.5%	$398,287	51.1%
Energy Systems & Controls	122,232	61.1%	117,778	60.1%	403,287	58.3%	374,209	57.4%
Medical & Scientific Imaging	206,669	72.2%	184,272	71.8%	779,407	72.1%	624,990	69.3%
RF Technology	125,736	52.4%	129,297	54.4%	501,637	52.8%	485,442	53.7%
Total	$565,741	59.8%	$533,220	60.0%	$2,101,899	59.2%	$1,882,928	58.1%

Operating profit*:
Industrial Technology	$69,056	31.4%	$58,775	29.5%	$247,596	29.9%	$223,053	28.6%
Energy Systems & Controls	72,177	36.1%	65,247	33.3%	203,021	29.3%	183,679	28.2%
Medical & Scientific Imaging	100,488	35.1%	88,739	34.6%	375,867	34.8%	268,172	29.7%
RF Technology	67,994	28.3%	69,704	29.3%	271,177	28.5%	253,532	28.0%
Total	$309,715	32.7%	$282,465	31.8%	$1,097,661	30.9%	$928,436	28.7%

Net Orders:
Industrial Technology	$197,847		$190,475		$808,921		$772,337
Energy Systems & Controls	202,030		207,155		692,136		673,569
Medical & Scientific Imaging	282,169		270,157		1,081,190		958,830
RF Technology	242,295		232,338		955,831		943,757
Total	$924,341		$900,125		$3,538,078		$3,348,493

* Operating profit is before unallocated corporate general and administrative expenses. These expenses were $25,966 and $24,376 for the three months ended December 31, 2014 and 2013, respectively, and
$98,188 and $86,075 for the twelve months ended December 31, 2014 and 2013, respectively.